0 WEYERHAEUSER Growing a Truly Great Company 0 Investor Meetings | August 2014

1 FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES • This presentation contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, with respect to future prospects, business strategies, benefits and impacts of the Longview Timber LLC acquisition and the transaction involving Weyerhaeuser Real Estate Company and TRI Pointe Homes, Inc. (including cost savings and operational and other synergies), revenues, earnings, cash flow, taxes, funds from operations and funds available for distribution, pricing, production, supply, dividend levels, share repurchases, business priorities, performance, cost reductions and other strategic initiatives, demand drivers and levels, growth, capital structure, credit ratings, capital expenditures, cash position, debt levels, and harvests and export markets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. We may use words such as “anticipate,” “believe,” “could,” “forecast,” “estimate,” “outlook,” “goal,” “will,” “plan,” “expect,” “target,” “would” and similar terms and phrases, or we may refer to assumptions, to identify forward-looking statements. Forward-looking statements are made based on management’s current expectations and assumptions concerning future events. These are inherently subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and often beyond the company’s control. Many factors could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including, without limitation, the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, strength of the U.S. dollar, market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions, domestic and foreign competition, the successful execution of our internal performance plans, including restructurings and cost reduction initiatives, raw material prices, energy prices, the effect of weather, the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters, transportation availability and costs, federal tax policies, the effect of forestry, land use, environmental and other governmental regulations, legal proceedings, performance of pension fund investments and related derivatives, the effect of timing of retirements and changes in market price of our common stock on charges for share-based compensation, changes in accounting principles, and the other risk factors described in filings we make with the SEC, including in our annual report on Form 10-K for the year ended December 31, 2013 and our quarterly reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014. There is no guarantee that any of the anticipated events or results will occur or, if they occur, what effect they will have on the company’s operations or financial condition. The forward-looking statements contained herein apply only as of the date of this presentation and we do not undertake any obligation to update these forward-looking statements. Nothing on our website is included or incorporated by reference herein. • Included in this presentation are certain non-GAAP financial measures which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such measures are useful to investors. Our non-GAAP financial measures may not be comparable to similarly titled captions of other companies due to potential inconsistencies in the metrics of calculation. For a reconciliation of non-GAAP measures to GAAP measures see the appendices to this presentation.

2 REASONS TO OWN WEYERHAEUSER • Industry leader with unique and valuable timberlands • Capitalizing on recovery of U.S. housing market • Focused on growing earnings and creating value for shareholders

3 DRIVING VALUE FOR SHAREHOLDERS LEVERS – Portfolio – Performance: Operational excellence – Capital Allocation Growing a Truly Great Company

4 PORTFOLIO

5 FOCUSED PORTFOLIO *Pro forma as if WRECO divesture had been completed at June 30, 2014. Pro forma common shares exclude 13.8 million mandatory convertible preference shares, which convert to common shares on July 1, 2016. Total Assets $11.1B 528 MM common shares Pro Forma 2014 Q2* Timberlands Cellulose Fibers Wood Products Timberlands Cellulose Fibers Wood Products WRECO BEFORE AFTER Total Assets $10.4B 542 MM common shares Year End 2012 Longview Timberlands

6 PORTFOLIO Supports a growing and sustainable dividend • TIMBERLANDS Strong, productive asset base • COMPLEMENTARY MANUFACTURING OPERATIONS Enhance timberlands cash flow – Well-positioned businesses with improving cost structures – Wood Products: Strong upside from US housing – Cellulose Fibers: Strong cash flow and growing demand from global markets (100) 200 500 800 1,100 1,400 1,700 2011 2012 2013 2014 (LTM) $ M il li on s Timberlands Wood Products Cellulose Fibers EBITDA* Supporting a Growing and Sustainable Dividend *Adjusted EBITDA, LTM as of 2014 Q2. Unallocated items not included. See appendix for reconciliation to GAAP amounts.

7 WEYERHAEUSER TIMBERLANDS • 7 MM acres • $783 MM EBITDA* WOOD PRODUCTS • Lumber: 18 mills • OSB**: 6 mills • ELP**: 9 facilities • Distribution: 21 sites • $423 MM EBITDA* CELLULOSE FIBERS • 6 mills • 2 converting facilities • $407 MM EBITDA* *Adjusted EBITDA, LTM as of 2014 Q2. Unallocated items not included. See appendix for reconciliation to GAAP amounts. **ELP = Engineered Lumber Products, OSB = Oriented Strand Board

8 MARKET OUTLOOK: Positive Trends for Our Products • Higher demand and prices for US timber and wood products: – Rebound in US housing – Growing off-shore demand – Canadian timber supply shortage • Growing markets for fluff products driven by emerging country demand and global growth

9 PERFORMANCE

10 50 75 100 125 150 175 200 225 2011 2012 2013 2014 (LTM) U.S. West NCREIF Rayonier Pope Resources WY** 0 200 400 600 800 2012 2016 - 2018 (Outlook) TIMBERLANDS STRATEGIC INITIATIVES • Maximize cash flow through Operational Excellence improvements • Capture full value of the Longview Timber acquisition EBITDA* / ACRE OWNED $ M il li on s BASE BASE Operational Excellence $50-70 MM Longview Timber, incl. $20 MM synergy TIMBERLANDS EBITDA* 0 20 40 60 80 2011 2012 2013 2014 (LTM) U.S. South NCREIF Rayonier Deltic WY Plum Creek 2014 Anticipated Progress: Operational Excellence = $15-20 MM Longview Timber synergies = over $20 MM Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). *Adjusted EBITDA, LTM as of 2014 Q2. See appendix for reconciliation to GAAP amounts. **WY results include Longview Timber beginning 2014 LTM.

11 -5% 0% 5% 10% 15% 20% 2011 2012 2013 2014 YTD Q2 Canfor Lumber Interfor Lumber West Fraser Lumber WY Lumber 0 50 100 Current Benchmark WOOD PRODUCTS: Lumber STRATEGIC INITIATIVES • Reduce controllable manufacturing costs to achieve industry-leading cost structure • Maintain value-added product mix OPERATIONAL EXCELLENCE** Controllable Manufacturing Cost $ / M B F EBITDA MARGIN* Closing the Gap = $100 MM **Note: Benchmark is mill Best in Class; Mfg cost = Cost Net of Logs, excluding depreciation and inflation. Current is based on Q3 2013 YTD data. Source for competitor data: public SEC filings *See appendix for reconciliation to GAAP amounts. 2014 Anticipated Progress = $30-40 MM

12 WOOD PRODUCTS: OSB STRATEGIC INITIATIVES • Drive down controllable costs by improving reliability • Grow higher margin products EBITDA MARGIN* 50 75 100 Current Benchmark $50 MM % Reli a b ilit y **Note: Reliability benchmark is mill Best in Class. Current is based on Q3 2013 YTD data. Improve Product Mix 0 25 50 75 Current Goal $10 MM % V alue A d d ed P ro d u c t OPERATIONAL EXCELLENCE** Improve Reliability Source for competitor data: public SEC filings *See appendix for reconciliation to GAAP amounts. 2014 Anticipated Progress = $5-10 MM -10% 0% 10% 20% 30% 40% 2011 2012 2013 2014 YTD Q2 Ainsworth OSB LPX OSB Norbord OSB WY OSB

13 -10% -8% -6% -4% -2% 0% 2% 4% 2011 2012 2013 2014 YTD Q2 Boise Distribution Blue Linx Distribution WY Distribution WOOD PRODUCTS: ELP & Distribution Turnaround TURNAROUND INITIATIVES ELP DISTRIBUTION • Capture value of products & services • Improve manufacturing cost and productivity • Reduce warehouse, delivery, sales costs • Increase product margins Source for competitor data: public SEC filings *See appendix for reconciliation to GAAP amounts. EBITDA MARGIN* EBITDA MARGIN* -4% -2% 0% 2% 4% 6% 8% 10% 12% 2011 2012 2013 2014 YTD Q2 Boise ELP LPX ELP WY ELP 2014 Anticipated Progress = both businesses on track to achieve $30-40 MM improvement 2014 Target = $30-40 MM improvement vs. 2013 in each business

14 CELLULOSE FIBERS STRATEGIC INITIATIVES • Reduce cost • Grow with global customers • Innovate high-margin products EBITDA MARGIN* OPERATIONAL EXCELLENCE** Reduce Controllable Cost 625 675 725 Current Goal $ / T o n $100 MM **Cost of Goods Sold, excluding inflation. Current is based on Q3 2013 YTD data. Source for competitor data: public SEC filings *See appendix for reconciliation to GAAP amounts. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2011 2012 2013 2014 YTD Q2 Canfor Mercer Rayonier WY CF 2014 Anticipated Progress = $25-30 MM

15 SG&A Note: SG&A includes R&D *Pro-forma is total company 3Q YTD 2013 annualized, less WRECO direct SG&A of $141 MM STRATEGIC INITIATIVE • All cost reductions have been identified • Highly confident will achieve $75 MM run rate reduction goal by year end REDUCTION GOAL 200 250 300 350 400 450 500 550 600 2013 Pro-forma* 2014 Year-End Run Rate $75 MM $ M il li on s 2014 Anticipated Year-End Run Rate = $75 MM reduction

16 CAPITAL ALLOCATION

17 CAPITAL ALLOCATION PRIORITIES • Return cash to shareholders • Invest in our businesses • Maintain appropriate capital structure

18 • Quarterly dividend increased to $0.29 per common share effective September 2014 – Up 32% from prior level, or 93% since 2011 • Target payout of 75% of Funds Available for Distribution (FAD) over cycle* SUSTAINABLE AND GROWING DIVIDEND *Funds Available for Distribution: cash flow before major acquisitions and dispositions and financing activities including dividends $0.15 $0.17 $0.20 $0.22 $0.29 0.10 0.15 0.20 0.25 0.30 2011 Q1 2012 Q4 2013 Q2 2013 Q3 2014 Q3 QUARTERLY DIVIDEND PER SHARE +13% +18% +10% +32%

19 SHARE REPURCHASE • $700 million share repurchase program authorized August 2014 • Approximates cash proceeds received as part of WRECO divestiture Returning cash to shareholders

20 INVESTING IN OUR BUSINESSES • Disciplined capital investment – Approximately $400 million in 2014 – Focus: reduce cost structure and improve EBITDA • Growth through acquisition – Targeted, value-creating opportunities – e.g. Longview Timber

21 CAPITAL STRUCTURE AND LIQUIDITY* • Significant liquidity – $845 million cash balance as of June 30, 2014 – $1 billion revolving credit facility • Long-term debt of approximately $4.9 billion – No scheduled maturities until 2017 • Investment grade rating * All metrics exclude discontinued operations.

22 SUMMARY • Focused portfolio • Improving performance • Delivering on priorities for capital allocation – Return cash to shareholders – Invest in our businesses – Maintain appropriate capital structure Growing earnings and shareholder value

23 WEYERHAEUSER Growing a Truly Great Company

24 APPENDIX

2011 EBITDA RECONCILIATION: By Segment

$ Millions	2011									
	Timberlands	Lumber	OSB	ELP	Distribution	WP Other	Wood Products	Cellulose Fibers	Unallocated Items	Total
Adjusted EBITDA [1]	**$472**	**($7)**	**($4)**	**$6**	**($37)**	**($1)**	**($43)**	**$597**	**($108)**	**$918**
Depletion, Depreciation & Amortization	(137)	(47)	(34)	(61)	(6)	(3)	(151)	(147)	(28)	(463)
Non-Operating Pension & Postretirement (Costs) Credits	--	--	--	--	--	--	--	--	(26)	(26)
Special Items	152	(5)	(4)	(26)	(1)	(16)	(52)	--	--	100
Operating Income (GAAP)	**$487**	**($59)**	**($42)**	**($81)**	**($44)**	**($20)**	**($246)**	**$450**	**($162)**	**$529**
Interest Income and Other	4	--	--	1	0	2	3	2	35	44
Net Contribution to Earnings from Continuing Operations	**$491**	**($59)**	**($42)**	**($80)**	**($44)**	**($18)**	**($243)**	**$452**	**($127)**	**$573**
Interest Expense, Net										(389)
Income Taxes										86
Earnings from Discontinued Operations, Net of Income Tax										61
Net Earnings to Common Shareholders (GAAP)										**$331**

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

25

2012 EBITDA RECONCILIATION: By Segment

$ Millions	2012									
	Timberlands	Lumber	OSB	ELP	Distribution	WP Other	Wood Products	Cellulose Fibers	Unallocated Items	Total
Adjusted EBITDA [1]	**$460**	**$130**	**$143**	**$17**	**($29)**	**($15)**	**$246**	**$368**	**($78)**	**$996**
Depletion, Depreciation & Amortization	(142)	(45)	(31)	(51)	(5)	(1)	(133)	(150)	(19)	(444)
Non-Operating Pension & Postretirement (Costs) Credits	--	--	--	--	--	--	--	--	(29)	(29)
Special Items	--	--	--	--	--	6	6	--	89	95
Operating Income (GAAP)	**$318**	**$85**	**$112**	**($34)**	**($34)**	**($10)**	**$119**	**$218**	**($37)**	**$618**
Interest Income and Other	3	--	--	--	--	1	1	5	38	47
Loss Attributable to Non-Controlling Interest	1	--	--	--	--	--	--	--	--	1
Net Contribution to Earnings from Continuing Operations	**$322**	**$85**	**$112**	**($34)**	**($34)**	**($9)**	**$120**	**$223**	**$1**	**$666**
Interest Expense, Net										(344)
Income Taxes										(10)
Earnings from Discontinued Operations, Net of Income Tax										73
Net Earnings to Common Shareholders (GAAP)										**$385**

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

26

2013 EBITDA RECONCILIATION: By Segment

$ Millions	2013									
	Timberlands	Lumber	OSB	ELP	Distribution	WP Other	Wood Products	Cellulose Fibers	Unallocated Items	Total
Adjusted EBITDA [1]	**$632**	**$317**	**$247**	**$45**	**($33)**	**($2)**	**$574**	**$353**	**($61)**	**$1,498**
Depletion, Depreciation & Amortization	(166)	(40)	(31)	(46)	(5)	(1)	(123)	(156)	(13)	(458)
Non-Operating Pension & Postretirement (Costs) Credits	--	--	--	--	--	--	--	--	(40)	(40)
Special Items	--	--	--	(10)	--	--	(10)	--	(356)	(366)
Operating Income (GAAP)	**$466**	**$277**	**$216**	**($11)**	**($38)**	**($3)**	**$441**	**$197**	**($470)**	**$634**
Interest Income and Other	4	--	--	--	--	--	--	3	48	55
Net Contribution to Earnings from Continuing Operations	**$470**	**$277**	**$216**	**($11)**	**($38)**	**($3)**	**$441**	**$200**	**($422)**	**$689**
Interest Expense, Net										(369)
Income Taxes										171
Earnings from Discontinued Operations, Net of Income Tax										72
Net Earnings (GAAP)										**$563**
Dividends on preference shares										(23)
Net Earnings to Common Shareholders (GAAP)										**$540**

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

27

2014 Q2 YTD EBITDA RECONCILIATION: By Segment

$ Millions	2014 Q2 YTD									
	Timberlands	Lumber	OSB	ELP	Distribution	WP Other	Wood Products	Cellulose Fibers	Unallocated Items	Total
Adjusted EBITDA [1]	**$437**	**$161**	**$28**	**$38**	**($2)**	**$0**	**$225**	**$222**	**($40)**	**$844**
Depletion, Depreciation & Amortization	(103)	(20)	(16)	(21)	(2)	--	(59)	(77)	(6)	(245)
Non-Operating Pension & Postretirement (Costs) Credits	--	--	--	--	--	--	--	--	21	21
Special Items	--	--	--	--	--	--	--	--	88	88
Operating Income (GAAP)	**$334**	**$141**	**$12**	**$17**	**($4)**	**$0**	**$166**	**$145**	**$63**	**$708**
Interest Income and Other	--	--	--	--	--	--	--	--	20	20
Net Contribution to Earnings from Continuing Operations	**$334**	**$141**	**$12**	**$17**	**($4)**	**$0**	**$166**	**$145**	**$83**	**$728**
Interest Expense, Net										(166)
Income Taxes										(109)
Earnings from Discontinued Operations, Net of Income Tax										32
Net Earnings (GAAP)										**$485**
Dividends on preference shares										(22)
Net Earnings to Common Shareholders (GAAP)										**$463**

1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

28

2014 Q2 LTM EBITDA RECONCILIATION: By Segment

$ Millions	2014 Q2 LTM[1]									
	Timberlands	Lumber	OSB	ELP	Distribution	WP Other	Wood Products	Cellulose Fibers	Unallocated Items	Total
Adjusted EBITDA [1]	**$783**	**$286**	**$91**	**$65**	**($19)**	**$0**	**$423**	**$407**	**($54)**	**$1,559**
Depletion, Depreciation & Amortization	(199)	(39)	(32)	(44)	(5)	--	(120)	(155)	(12)	(486)
Non-Operating Pension & Postretirement (Costs) Credits	--	--	--	--	--	--	--	--	1	1
Special Items	--	--	--	(10)	--	--	(10)	--	(268)	(278)
Operating Income (GAAP)	**$584**	**$247**	**$59**	**$11**	**($24)**	**$0**	**$293**	**$252**	**($333)**	**$796**
Interest Income and Other	2	--	--	--	--	--	--	5	50	57
Net Contribution to Earnings from Continuing Operations	**$586**	**$247**	**$59**	**$11**	**($24)**	**$0**	**$293**	**$257**	**($283)**	**$853**
Interest Expense, Net										(373)
Income Taxes										137
Earnings from Discontinued Operations, Net of Income Tax										89
Net Earnings (GAAP)										**$706**
Dividends on preference shares										(43)
Net Earnings to Common Shareholders (GAAP)										**$663**

1. LTM = last twelve months.
2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

29

30 EBITDA RECONCILIATION: Timberlands $ Millions 2011 2012 2013 2014 Q2 (LTM) West1 $273 $250 $361 $537 South 214 218 225 253 Other1 (15) (8) 46 (7) Adjusted EBITDA2 $472 $460 $632 $783 Depletion, Depreciation & Amortization (137) (142) (166) (199) Special Items 152 -- -- -- Operating Income (GAAP) $487 $318 $466 $584 Interest Income and Other 4 3 4 2 Loss Attributable to Non-Controlling Interest -- 1 -- -- Net Contribution to Earnings $491 $322 $470 $586 1. Results from Longview Timber are included with Western Timberlands for 2014 Q2 LTM. For 2013, results from Longview Timber are included in Other due to acquisition in July 2013. 2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.